UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 8, 2003

Commission File Number: 1-11008

CATALINA MARKETING CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Delaware	33-0499007
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

200 Carillon Parkway, St. Petersburg, Florida	33716-2325
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (727) 579-5000

Item 7.     Financial Statements and Exhibits

Exhibit Number	Description of Document
99.1*	Transcript of Conference Call

*filed herewith

Item 12.     Disclosure of Results of Operations and Financial Condition

On May 8, 2003 commencing at 5:00 p.m., following its earnings press release, Catalina Marketing Corporation hosted a conference call. Certain financial information relating to the fourth quarter of the recently ended fiscal year that was not included in the press release was disclosed during the conference call. A copy of the transcript from the conference call is included as Exhibit 99.1 to this Report on Form 8-K and incorporated herein by reference. We direct your attention particularly to the second full paragraph and fourth full paragraph on page 10 of Exhibit 99.1. Exhibit 99.1 is being furnished and not filed or incorporated by reference into any statement or report of the Company, under Item 12 to this Report of Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, Registrant’s principal financial officer, thereunto duly authorized.

May 14, 2003	CATALINA MARKETING CORPORATION

(Registrant)

/s/ Christopher W. Wolf

Christopher W. Wolf
Executive Vice President and Chief Financial Officer
(Authorized officer of Registrant and principal financial officer)

INDEX TO EXHIBITS

Exhibit Number	Description of Document
99.1*	Transcript of Conference Call

*filed herewith